Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2024 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Second Quarter 2024 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 24 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, including expectations related to SADA, our expectations regarding supply constraints, our expectations regarding backlog shipments, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 34 Table of Contents ◦ Solutions Integrator Strategy ◦ Solutions at Work ◦ Awards and Recognitions ◦ Second Quarter 2024 Highlights and Performance ◦ 2027 KPIs for Success ◦ 2024 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 44 Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional talent and unique portfolio strategy gives us a differentiated advantage. Champion culture Our teammates and our culture are our biggest assets. We champion them to deliver the best. Put Clients first Deliver Differentiation Champion our Culture Drive Profitable Growth Solutions Int grator ≠ Systems Integrator Reseller Distributor Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 54 Our strategy is to become THE leading SOLUTIONS INTEGRATOR DRIVE PROFITABLE GROWTH We relentlessly pursue high performance, operational excellence and profitable growth. Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional talent and unique portfolio strategy gives us a differentiated advantage. Champion culture Our teammates and our culture are our biggest assets. We champion them to deliver the best.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 64 Q2 2024 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** For the twelve months ended June 30, 2024 NET SALES $2.2B decrease of 8% GROSS PROFIT $453M increase of 5% MARGINS GROSS MARGIN 21.0% up 260 bps EFO MARGIN 6.1% up 110 bps ADJUSTED EFO* MARGIN 6.1% up 60 bps EARNINGS CLOUD GROSS PROFIT CLOUD $139M increase of 21% 56% services gross profit as a % of total gross profit** INSIGHT CORE SERVICES GROSS PROFIT $81M increase of 12% EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS $131M increase of 11% DILUTED EARNINGS PER SHARE DILUTED EARNINGS PER SHARE $2.27 increase of 5% NET EARNINGS NET EARNINGS $87M increase of 9% ADJUSTED EARNINGS FROM OPERATIONS* $131M increase of 1% ADJUSTED DILUTED EARNINGS PER SHARE* $2.46 decrease of 4% ADJUSTED EBITDA* NET EARNINGS ADJUSTED EBITDA* $141M increase of 3% CASH FLOWS AND CASH CYCLE CASH CONVERSION CYCLE 12 DAYS down 20 days Days sales outstanding (DSO) +33 days Days inventory outstanding (DIO) -4 days Days purchases outstanding (DPO) +(49) days NET CASH FROM OPERATIONS $46M SERVICE DELIVERY SCALE HEADCOUNT Skilled, certified consulting and service delivery professionals 6,500+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 74 YTD Q2 2024 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures NET SALES $4.5B decrease of 3% GROSS PROFIT $894M increase of 8% MARGINS GROSS MARGIN 19.7% up 210 bps EFO MARGIN 5.1% up 90 bps ADJUSTED EFO* MARGIN 5.6% up 80 bps EARNINGS CLOUD GROSS PROFIT CLOUD $256M increase of 26% INSIGHT CORE SERVICES GROSS PROFIT $156M increase of 18% EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS $231M increase of 18% DILUTED EARNINGS PER SHARE DILUTED EARNINGS PER SHARE $4.01 increase of 14% NET EARNINGS NET EARNINGS $154M increase of 18% ADJUSTED EARNINGS FROM OPERATIONS* $253M increase of 13% ADJUSTED DILUTED EARNINGS PER SHARE* $4.83 increase of 11% ADJUSTED EBITDA* NET EARNINGS ADJUSTED EBITDA* $274M increase of 15% CASH FLOWS NET CASH FROM OPERATIONS $293M

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 84 The challenge: The results: • A major payment processing company, post-separation from its parent company, faced the challenge of establishing an entirely new IT infrastructure within a short timeframe • The client needed to transition to its own instance of ServiceNow for IT service management, a critical platform for their operations • Establishment of new IT infrastructure within the required (accelerated) timeframe • Efficient completion of transition, enabling the client to effectively manage their IT service management, supported by InfoCenter • Planned future provision of managed services to support client on their new platform Insight's InfoCenter team: • Conducted specialized workshops to understand the client's requirements and challenges • Implemented a phased rollout strategy across all areas of the ServiceNow platform to ensure smooth transition and integration The solution: Infocenter's ServiceNow Expertise

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 94 Amdaris Enhances Solutions in EMEA with Stripe Partnership The challenge: The results: • Stripe offers a comprehensive suite of financial and payment products for businesses worldwide, processing over $1 trillion in payments last year • Businesses using Stripe can leverage their partner network to accept online and in-person payments, embed financial services, create custom revenue models, and build a more profitable business • Our Stripe partnership enables us to offer customized software development services to Stripe's diverse client base, showcasing the strength of our M&A strategy and expertise in financial technology solutions The solution: • Through our Amdaris acquisition, Insight has become an elite global implementation partner with Stripe, accredited with Stripe’s Services Implementation Specialization certification • Our team of Stripe Certified implementation experts help businesses in maximizing the benefits of Stripe’s product suite, including billing for complex subscription models and connected platforms and marketplaces

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 104 • 2024 America’s Best Employers for Diversity 2024 (#298 overall and #23 among IT companies) • 2024 Best Large Employers • 2024 Canada's Best Employers • 2023 Best Employers for Women Awards and Recognitions U.S. Best Places to Work International Best Places to Work No. 1 | Inland Northwest No. 3 | Phoenix Business Journal No. 9 | Phoenix Healthiest Workplaces No. 13 | Forbes Best Employers in Ohio Montréal's Top Employers No. 7 | Italy Best Workplaces No. 13 | Spain Best Workplaces No. 16 | UK Best Workplaces for Wellbeing No. 27 | UK Best Workplaces for Women No. 28 | UK Best Workplaces UK Best Workplaces in Tech No. 2 | Singapore Best Workplaces No. 8 | Australia Best Workplaces in Tech No. 15 | Australia Best Workplaces No. 27 | Australia Best Workplaces for Women Certified | Great Place to Work in China, Hong Kong, New Zealand, Philippines

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 114 Q2 2024 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** For the twelve months ended June 30, 2024 NET SALES $2.2B decrease of 8% GROSS PROFIT $453M increase of 5% MARGINS GROSS MARGIN 21.0% up 260 bps EFO MARGIN 6.1% up 110 bps ADJUSTED EFO* MARGIN 6.1% up 60 bps EARNINGS CLOUD GROSS PROFIT CLOUD $139M increase of 21% 56% services gross profit as a % of total gross profit** INSIGHT CORE SERVICES GROSS PROFIT $81M increase of 12% EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS $131M increase of 11% DILUTED EARNINGS PER SHARE DILUTED EARNINGS PER SHARE $2.27 increase of 5% NET EARNINGS NET EARNINGS $87M increase of 9% ADJUSTED EARNINGS FROM OPERATIONS* $131M increase of 1% ADJUSTED DILUTED EARNINGS PER SHARE* $2.46 decrease of 4% ADJUSTED EBITDA* NET EARNINGS ADJUSTED EBITDA* $141M increase of 3% CASH FLOWS AND CASH CYCLE CASH CONVERSION CYCLE 12 DAYS down 20 days Days sales outstanding (DSO) +33 days Days inventory outstanding (DIO) -4 days Days purchases outstanding (DPO) +(49) days NET CASH FROM OPERATIONS $46M SERVICE DELIVERY SCALE HEADCOUNT Skilled, certified consulting and service delivery professionals 6,500+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 124 SADA Consumption • Consumption of cloud services occurs monthly and flows through operating cash flow • SADA generates strong operating cash flows based on this consumption dynamic ◦ Contract asset value, net at June 30, 2024 - $208.5 million ▪ Short-term and long-term contract asset net balances of $89.2 million and $119.3 million, respectively ◦ Standard contract life - 3 to 5 years

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 134 Long-Term Debt US Dollars in millions Acquisition Payments for acquisition** Amdaris (August 2023) $83 SADA (December 2023) $423 InfoCenter (May 2024) $264 Total $770 Cash from operations used to pay down debt $445 Increase in long-term debt $325 • Raised $500 million aggregate principal of senior notes due 2032 • Long-term debt balance at June 30, 2024 - $663 million* • Long-term debt balance at June 30, 2023 - $338 million • YoY increase in long-term debt of $325 million * Includes ABL and senior notes ** Cash paid, net of cash and cash equivalents acquired (from Statement of Cash Flows)

# 2027 KPIs for Success

| KPIs | TTM Q2 2024 | 2027 | |
|---|---|---|---|
| Cloud GP Growth** | 28% | 16% - 20% | 5-year CAGR*** |
| Core services GP Growth** | 15% | 16% - 20% | 5-year CAGR*** |
| Adjusted EBITDA Margin* | 6.2% | 6.5% - 7.0% | |
| Adjusted DEPS* Growth** | 15% | 19% - 22% | 5-year CAGR*** |
| Adjusted ROIC* | 17.0% | >25% | |
| Adjusted free cash flow as % of Adjusted net earnings* | 192% | >90% | |

* Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, and (viii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures

** Growth baseline period is TTM Q2 2023
*** CAGR baseline year is 2022

Note: Insight Core services is defined as services Insight delivers and manages. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

Insight.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 154 Full Year 2024 Outlook Assumptions: As of August 1, 2024 As of May 2, 2024 Gross profit growth low double digit mid to high teens Gross margin 19% - 20% range approximately 19% Adjusted diluted EPS* $10.60 - $10.90 $10.60 - $10.90 Interest expense $60 - $62 million $52 - $54 million Effective tax rate 26% 26% Capital expenditures $35 - $40 million $50 - $55 million Average share count 35.1 million 35.3 million Other Exclusions and Assumptions: • Excludes acquisition-related intangibles amortization expense of approximately $69 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2024 forecast

NET SALES

$2.2B decrease of 8% y/y



$2.3B
$2.3B
$2.2B
$2.4B
$2.2B
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Trailing twelve months

$9.0B* decrease of 7% y/y



$10.1B
$9.7B
$9.4B
$9.2B
$9.2B
$9.0B
Q1-23
Q2-23
Q3-23
2023
Q1-24
Q2-24

GROSS PROFIT

$453M increase of 5% y/y



Gross Margin
18.4%
18.0%
19.5%
18.5%
21.0%
$433M
$409M
$436M
$441M
$453M
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Trailing twelve months

$1.7B* increase of 6% y/y



16.3%
16.9%
17.5%
18.2%
18.6%
19.2%
$1.6B
$1.6B
$1.7B
$1.7B
$1.7B
$1.7B
Q1-23
Q2-23
Q3-23
2023
Q1-24
Q2-24

* For the twelve months ended June 30, 2024

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SERVICES NET SALES

Trailing twelve months

$435M increase of 8% y/y



$404M
$376M
$408M
$416M
$435M
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

$1.6B* increase of 8% y/y



$1,499M
$1,509M
$1,520M
$1,544M
$1,604M
$1,635M
Q1-23
Q2-23
Q3-23
2023
Q1-24
Q2-24

SERVICES GROSS PROFIT

Trailing twelve months

$263M increase of 11% y/y



Gross Margin
59%
57%
61%
60%
60%
$237M
$216M
$248M
$249M
$263M
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

$976M* increase of 17% y/y



55%
55%
57%
58%
59%
60%
$821M
$833M
$863M
$897M
$949M
$976M
Q1-23
Q2-23
Q3-23
2023
Q1-24
Q2-24

* For the twelve months ended June 30, 2024

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 184 INSIGHT CORE SERVICES GROSS PROFIT CLOUD GROSS PROFIT * For the twelve months ended June 30, 2024 Note: Insight Core services is defined as services Insight delivers and manages Trailing twelve months Trailing twelve months $72M $71M $69M $76M $81M Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 30% 31% 30% 31% 32% $81M increase of 12% y/y Gross Margin $252M $257M $269M $273M $288M $297M Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 27% 28% 29% 30% 31% 31% $297M* increase of 15% y/y $115M $96M $130M $117M $139M Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $364M $376M $390M $429M $458M $482M Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 $139M increase of 21% y/y $482M* increase of 28% y/y

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 194 EARNINGS FROM OPERATIONS ADJUSTED EARNINGS FROM OPERATIONS** * For the twelve months ended June 30, 2024 ** See Appendix for reconciliation of non-GAAP measures Trailing twelve months Trailing twelve months $119M $92M $132M $100M $131M Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $411M $400M $402M $420M $442M $455M Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 $131M increase of 11% y/y $455M* increase of 14% y/y $130M $120M $149M $122M $131M Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $131M increase of 1% y/y $471M $459M $472M $492M $520M $521M Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 $521M* increase of 14% y/y

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 204 DILUTED EARNINGS PER SHARE ADJUSTED DILUTED EARNINGS PER SHARE** * For the twelve months ended June 30, 2024 ** See Appendix for reconciliation of non-GAAP measures Trailing twelve months Trailing twelve months $2.17 $1.62 $2.42 $1.74 $2.27 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $7.47 $7.22 $7.26 $7.55 $7.95 $8.05 Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 $2.56 $2.37 $2.98 $2.37 $2.46 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $9.09 $8.86 $9.25 $9.69 $10.28 $10.17 Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 $2.27 increase of 5% y/y $8.05* increase of 11% y/y $2.46 decrease of 4% y/y $10.17* increase of 15% y/y

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 224 Q2 2024 YTD | Financial Performance Six Months Ended June 30, US Dollars in $000s, except for per share data 2024 2023 Change Consolidated IEI Net sales $4,541,147 $4,673,543 (3) % Net sales, constant currency* (3) % Product net sales $3,690,390 $3,913,254 (6) % Services net sales $850,757 $760,289 12 % Gross profit $894,293 $824,505 8 % Gross margin 19.7% 17.6% 210 bps Gross profit, constant currency* 8 % Product gross profit $382,536 $391,077 (2) % Services gross profit $511,757 $433,428 18 % GAAP earnings from operations $231,059 $196,072 18 % Adjusted earnings from operations** $252,842 $223,665 13 % GAAP diluted earnings per share $4.01 $3.51 14 % Adjusted diluted earnings per share** $4.83 $4.34 11% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 234 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Net Sales YoY (14) % (11) % (11) % 2% (8) % Gross Margin 18.4% 18.0% 19.5% 18.5% 21.0 % GAAP EFO $118.6M $91.9M $131.9M $100.0M $131.1M GAAP EFO YoY (8) % 2% 16% 29% 11 % GAAP EFO Margin 5.0% 4.1% 5.9% 4.2% 6.1 % Adjusted EFO* $129.7M $119.8M $148.7M $121.8M $131.1M Adjusted EFO* YoY (8) % 12% 16% 30% 1 % Adjusted EFO* Margin 5.5% 5.3% 6.6% 5.1% 6.1 % GAAP Diluted EPS $2.17 $1.62 $2.42 $1.74 $2.27 GAAP Diluted EPS YoY (10) % 3% 14% 30% 5 % Adjusted Diluted EPS* $2.56 $2.37 $2.98 $2.37 $2.46 Adjusted Diluted EPS* YoY (8) % 19% 18% 33% (4) % Twelve Months Ended Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 Net Sales YoY 2% (7) % (10) % (12) % (9) % (7) % Gross Margin 16.3% 16.9% 17.5% 18.2% 18.6% 19.2 % GAAP EFO $411.3M $400.4M $402.0M $419.8M $442.3M $454.8M GAAP EFO YoY 19% 4% 2% 1% 8% 14 % GAAP EFO Margin 4.1% 4.1% 4.3% 4.6% 4.8% 5.0 % Adjusted EFO* $471.0M $459.0M $471.7M $492.1M $519.9M $521.3M Adjusted EFO* YoY 23% 7% 7% 5% 10% 14 % Adjusted EFO* Margin 4.7% 4.7% 5.0% 5.4% 5.6% 5.8 % GAAP Diluted EPS $7.47 $7.22 $7.26 $7.55 $7.95 $8.05 GAAP Diluted EPS YoY 19% 1% 1% (1) % 6% 11 % Adjusted Diluted EPS* $9.09 $8.86 $9.25 $9.69 $10.28 $10.17 Adjusted Diluted EPS* YoY 19% 4% 7% 6% 13% 15%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 244 Services Financial Metrics Three Months Ended Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Services Revenue $404M $376M $408M $416M $435M Services Revenue YoY 2% 3% 6% 17% 8% Services Gross Profit $237M $216M $248M $249M $263M Insight Core Services Gross Profit $72M $71M $69M $76M $81M Agent Services* Gross Profit $165M $145M $178M $173M $182M Services Gross Profit YoY 6% 16% 16% 27% 11% Insight Core Services Gross Profit YoY 7% 20% 7% 24% 12% Agent Services* Gross Profit YoY 5% 14% 20% 28% 11% Services Gross Margin 59% 57% 61% 60% 60% Insight Core Services Gross Margin 30% 31% 30% 31% 32% Agent Services* Gross Margin 100% 100% 100% 100% 100% Twelve Months Ended Q1-23 Q2-23 Q3-23 2023 Q1-24 Q2-24 Services Revenue $1,499M $1,509M $1,520M $1,544M $1,604M $1,635M Services Revenue YoY 11% 7% 5% 4% 7% 8% Services Gross Profit $821M $833M $863M $897M $949M $976M Insight Core Services Gross Profit $252M $257M $269M $273M $288M $297M Agent Services* Gross Profit $568M $576M $594M $624M $662M $679M Services Gross Profit YoY 13% 10% 12% 12% 16% 17% Insight Core Services Gross Profit YoY 9% 6% 9% 8% 14% 15% Agent Services* Gross Profit YoY 15% 12% 13% 14% 16% 18% Services Gross Margin 55% 55% 57% 58% 59% 60% Insight Core Services Gross Margin 27% 28% 29% 30% 31% 31% Agent Services* Gross Margin 100% 100% 100% 100% 100% 100% * Represents agent services other than those included in Insight Core services Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 254 * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation GEO Financial Metrics Three Months Ended June 30, 2024 Six Months Ended June 30, 2024 North America EMEA APAC North America EMEA APAC Net Sales $1.7B $368.9M $60.4M $3.6B $781.7M $122.3M Net Sales YoY** (9%) (6%) 1% (3%) (6%) 1% Gross Profit $354.1M $79.1M $20.1M $704.0M $154.2M $36.2M Gross Profit YoY** 3% 10% 13% 7% 14% 11% Gross Margin 20.4% 21.5% 33.3% 19.4% 19.7% 29.6% Gross Margin YoY 230 bps 310 bps 360 bps 180 bps 350 bps 270 bps GAAP EFO $101.8M $21.0M $8.3M $185.8M $32.2M $13.0M GAAP EFO YoY** 7% 30% 21% 17% 20% 21% Adjusted EFO* $103.4M $19.2M $8.4M $206.2M $33.2M $13.4M Adjusted EFO* YoY** (1%) 9% 21% 13% 12% 22%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 264 Adjusted EBITDA and Debt Covenants Twelve Months Ended June 30, US Dollars in $000s 2024 2023 Adjusted Consolidated EBITDA: Net earnings $ 305,326 $ 265,247 Interest expense 57,960 46,391 Taxes 102,445 90,328 Depreciation and amortization of property and equipment 27,861 25,335 Amortization of intangible assets 51,918 33,658 Gain on revaluation of earnout liabilities (24,207) — Other* 38,811 24,999 Adjusted consolidated EBITDA $ 560,114 $ 485,958 Net earnings as a % of net sales 3.4% 2.7 % Adjusted consolidated EBITDA margin 6.2% 5.0 % Add: Non-cash stock-based compensation 29,188 28,939 Adjusted Consolidated EBITDAS 589,302 514,897 Less: Capital expenditures (44,694) (36,885) Adjusted consolidated EBITDAS for FCCR Ratio $ 544,608 $ 478,012 Taxes and interest** $ 148,566 $ 120,022 Fixed Charge Coverage Ratio 3.7 4.0 Fixed Charge Coverage $544,608 $148,566 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Total Leverage Ratio $995,072 $589,302 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, (iv) certain acquisition and integration related expenses, and (v) certain third-party data center service outage related expenses and recoveries, as applicable ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.67x 1.69x

# Reconciliation of GAAP to Non-GAAP Financial Measures*

| US Dollars in $000s | Three Months Ended June 30, 2024 | Three Months Ended June 30, 2023 | Three Months Ended June 30, 2022 | Six Months Ended June 30, 2024 | Six Months Ended June 30, 2023 |
|---|---|---|---|---|---|
| **Adjusted Consolidated Earnings from Operations:** | | | | | |
| GAAP consolidated EFO | $ 131,073 | $ 118,611 | $ 129,556 | $ 231,059 | $ 196,072 |
| Amortization of intangible assets | 17,357 | 8,285 | 7,904 | 32,282 | 16,595 |
| Gain on revaluation of earnout liabilities | (25,148) | — | — | (24,207) | — |
| Other** | 7,810 | 2,812 | 4,234 | 13,708 | 10,998 |
| Adjusted non-GAAP consolidated EFO | $ 131,092 | $ 129,708 | $ 141,694 | $ 252,842 | $ 223,665 |
| GAAP EFO as a percentage of net sales | 6.1% | 5.0% | 4.7% | 5.1% | 4.2% |
| Adjusted non-GAAP EFO as a percentage of net sales | 6.1% | 5.5% | 5.2% | 5.6% | 4.8% |

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable

** Includes transformation costs of $5.6 million and $6.2 million for the three months ended June 30, 2024 and 2023, respectively, and $7.9 million and $10.3 million for the six months ended June 30, 2024 and 2023, respectively

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# Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

| US Dollars in $000s, except per share data | Three Months Ended June 30, 2024 | Three Months Ended June 30, 2023 | Three Months Ended June 30, 2022 | Six Months Ended June 30, 2024 | Six Months Ended June 30, 2023 |
|---|---|---|---|---|---|
| **Adjusted Consolidated Net Earnings:** | | | | | |
| GAAP consolidated net earnings | $ 87,444 | $ 80,482 | $ 89,184 | $ 154,471 | $ 130,454 |
| Amortization of intangible assets | 17,357 | 8,285 | 7,904 | 32,282 | 16,595 |
| Gain on revaluation of earnout liabilities | (25,148) | — | — | (24,207) | — |
| Other** | 7,810 | 2,812 | 4,234 | 13,708 | 10,998 |
| Income taxes on non-GAAP adjustments | (734) | (3,032) | (3,078) | (6,173) | (7,233) |
| Adjusted non-GAAP consolidated net earnings | $ 86,729 | $ 88,547 | $ 98,244 | $ 170,081 | $ 150,814 |
| **Adjusted Diluted Earnings Per Share:** | | | | | |
| GAAP diluted EPS | $ 2.27 | $ 2.17 | $ 2.42 | $ 4.01 | $ 3.51 |
| Amortization of intangible assets | 0.45 | 0.22 | 0.21 | 0.84 | 0.45 |
| Gain on revaluation of earnout liabilities | (0.65) | — | — | (0.63) | — |
| Other | 0.20 | 0.08 | 0.11 | 0.36 | 0.30 |
| Income taxes on non-GAAP adjustments | (0.02) | (0.08) | (0.08) | (0.16) | (0.19) |
| Impact of benefit from note hedge | 0.21 | 0.17 | 0.12 | 0.41 | 0.27 |
| Adjusted non-GAAP diluted EPS | $ 2.46 | $ 2.56 | $ 2.78 | $ 4.83 | $ 4.34 |
| Shares used in diluted EPS calculation | 38,567 | 37,039 | 36,821 | 38,501 | 37,123 |
| Impact of benefit from note hedge | (3,322) | (2,516) | (1,539) | (3,275) | (2,413) |
| Shares used in Adjusted non-GAAP diluted EPS calculation | 35,245 | 34,523 | 35,282 | 35,226 | 34,710 |

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable

** Includes transformation costs of $5.6 million and $6.2 million for the three months ended June 30, 2024 and 2023, respectively, and $7.9 million and $10.3 million for the six months ended June 30, 2024 and 2023, respectively

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 294 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended June 30, Six Months Ended June 30, US Dollars in $000s 2024 2023 2024 2023 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 101,813 $ 95,436 $ 185,836 $ 158,622 Amortization of intangible assets 15,588 7,766 28,734 15,551 Gain on revaluation of earnout liabilities (20,684) — (20,219) — Other** 6,712 1,757 11,862 9,094 Adjusted non-GAAP EFO from North America segment $ 103,429 $ 104,959 $ 206,213 $ 183,267 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 21,007 $ 16,267 $ 32,197 $ 26,548 Amortization of intangible assets 1,660 408 3,330 820 Gain on revaluation of earnout liabilities (4,464) — (3,988) — Other 1,013 1,007 1,691 1,843 Adjusted non-GAAP EFO from EMEA segment $ 19,216 $ 17,682 $ 33,230 $ 29,211 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 8,253 $ 6,908 $ 13,026 $ 10,902 Amortization of intangible assets 109 111 218 224 Other 85 48 155 61 Adjusted non-GAAP EFO from APAC segment $ 8,447 $ 7,067 $ 13,399 $ 11,187 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $5.6 million and $6.2 million for the three months ended June 30, 2024 and 2023, respectively, and $7.9 million and $10.3 million for the six months ended June 30, 2024 and 2023, respectively

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 304 Three Months Ended Six Months Ended June 30, June 30, US Dollars in $000s 2024 2023 2024 2023 Adjusted Consolidated EBITDA: GAAP consolidated net earnings $ 87,444 $ 80,482 $ 154,471 $ 130,454 Interest expense 16,859 11,056 32,128 22,744 Income tax expense 29,908 28,784 51,073 45,173 Depreciation and amortization of property and equipment 7,208 6,200 14,169 12,553 Amortization of intangible assets 17,357 8,285 32,282 16,595 Gain on revaluation of earnout liabilities (25,148) — (24,207) — Other* 7,810 2,812 13,708 10,998 Adjusted non-GAAP EBITDA $ 141,438 $ 137,619 $ 273,624 $ 238,517 Net earnings as a % of net sales 4.0% 3.4% 3.4% 2.8 % Adjusted non-GAAP EBITDA margin 6.5% 5.9% 6.0% 5.1% * Includes transformation costs of $5.6 million and $6.2 million for the three months ended June 30, 2024 and 2023, respectively, and $7.9 million and $10.3 million for the six months ended June 30, 2024 and 2023, respectively Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 314 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $118,243 and $104,095 for the twelve months ended June 30, 2024 and 2023, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $14.2 million and $21.1 million for the twelve months ended June 30, 2024 and 2023, respectively. Includes certain third-party data center service outage related expenses, net of recoveries of $1.6 million for the twelve months ended June 30, 2024 Twelve Months Ended June 30, US Dollars in $000s 2024 2023 Adjusted Return on Invested Capital: GAAP consolidated EFO $ 454,782 $ 400,367 Amortization of intangible assets 51,918 33,658 Gain on revaluation of earnout liabilities (24,207) — Other5 38,811 24,999 Adjusted non-GAAP consolidated EFO $ 521,304 $ 459,024 Income tax expense1 135,539 119,346 Adjusted non-GAAP consolidated EFO, net of tax $ 385,765 $ 339,678 Average stockholders’ equity2 $ 1,706,754 $ 1,602,902 Average debt2 835,041 737,496 Average cash2 (268,885) (161,900) Invested Capital $ 2,272,910 $ 2,178,498 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 14.8% 13.6 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 17.0% 15.6%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 324 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended June 30, Six Months Ended June 30, US Dollars in $000s 2024 2023 2024 2023 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 317,234 $ 318,243 $ 654,668 $ 628,244 Less: Gain on revaluation of earnout liabilities (25,148) — (24,207) — Less: Other* 20,109 14,761 37,424 27,404 Adjusted non-GAAP selling and administrative expenses $ 322,273 $ 303,482 $ 641,451 $ 600,840 GAAP selling and adminstrative expenses** 14.7% 13.5% 14.4% 13.4 % Adjusted non-GAAP selling and administrative expenses** 14.9% 12.9% 14.1% 12.9% * “Other” includes (i) amortization of intangible assets, (ii) certain executive recruitment and hiring-related expenses, (iii) transformation costs, and (v) certain third-party data center service outage related expense recoveries ** As a percentage of IEI net sales

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 334 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Twelve Months Ended June 30, US Dollars in $000s 2024 Adjusted Free Cash Flow: Net cash provided by operating activities $ 724,535 Less: Purchases of property and equipment 44,694 Adjusted non-GAAP free cash flow $ 679,841 Net cash used in investing activities $ (786,562) Net cash provided by financing activities $ 123,724 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 305,326 Amortization of intangible assets 51,918 Gain on revaluation of earnout liabilities (24,207) Other 38,811 Income taxes on non-GAAP adjustments (16,956) Adjusted non-GAAP consolidated net earnings $ 354,892 Net cash provided by operating activities as % net earnings 237 % Adjusted free cash flow as % of adjusted net earnings 192% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable

# Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

| US Dollars in $000s, except per share data | Three Months Ended September 30, 2023 | Three Months Ended September 30, 2022 | Three Months Ended December 31, 2023 | Three Months Ended December 31, 2022 | Three Months Ended March 31, 2024 | Three Months Ended March 31, 2023 |
|---|---|---|---|---|---|---|
| **Adjusted Consolidated Earnings from Operations:** | | | | | | |
| GAAP consolidated EFO | $ 91,862 | $ 90,279 | $ 131,861 | $ 114,016 | $ 99,986 | $ 77,461 |
| Amortization of intangible assets | 8,648 | 8,986 | 10,988 | 8,077 | 14,925 | 8,310 |
| Other | 19,280 | 7,829 | 5,823 | 6,172 | 6,839 | 8,186 |
| Adjusted non-GAAP consolidated EFO | $ 119,790 | $ 107,094 | $ 148,672 | $ 128,265 | $ 121,750 | $ 93,957 |
| GAAP EFO as a percentage of net sales | 4.1% | 3.6% | 5.9% | 4.6% | 4.2% | 3.3% |
| Adjusted non-GAAP EFO as a percentage of net sales | 5.3% | 4.2% | 6.6% | 5.1% | 5.1% | 4.0% |
| **Adjusted Consolidated Net Earnings:** | | | | | | |
| GAAP consolidated net earnings | $ 60,247 | $ 57,316 | $ 90,608 | $ 77,477 | $ 67,027 | $ 49,972 |
| Amortization of intangible assets | 8,648 | 8,986 | 10,988 | 8,077 | 14,925 | 8,310 |
| Other | 19,280 | 7,829 | 5,823 | 6,172 | 6,839 | 8,186 |
| Income taxes on non-GAAP adjustments | (6,496) | (4,295) | (4,287) | (3,533) | (5,439) | (4,201) |
| Adjusted non-GAAP consolidated net earnings | $ 81,679 | $ 69,836 | $ 103,132 | $ 88,193 | $ 83,352 | $ 62,267 |
| **Adjusted Diluted Earnings Per Share:** | | | | | | |
| GAAP diluted EPS | $ 1.62 | $ 1.58 | $ 2.42 | $ 2.13 | $ 1.74 | $ 1.34 |
| Amortization of intangible assets | 0.23 | 0.25 | 0.29 | 0.22 | 0.39 | 0.22 |
| Other | 0.52 | 0.22 | 0.16 | 0.17 | 0.18 | 0.22 |
| Income taxes on non-GAAP adjustments | (0.17) | (0.12) | (0.11) | (0.10) | (0.14) | (0.11) |
| Impact of benefit from note hedge | 0.17 | 0.06 | 0.22 | 0.11 | 0.20 | 0.11 |
| Adjusted non-GAAP diluted EPS | $ 2.37 | $ 1.99 | $ 2.98 | $ 2.53 | $ 2.37 | $ 1.78 |
| Shares used in diluted EPS calculation | 37,203 | 36,340 | 37,513 | 36,336 | 38,435 | 37,207 |
| Impact of benefit from note hedge | (2,774) | (1,187) | (2,874) | (1,459) | (3,228) | (2,310) |
| Shares used in Adjusted non-GAAP diluted EPS calculation | 34,429 | 35,153 | 34,639 | 34,877 | 35,207 | 34,897 |

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 354 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable US Dollars in $000s TTM Q1-22 TTM Q2-22 TTM Q3-22 2022 TTM Q1-23 TTM Q2-23 TTM Q3-23 2023 TTM Q1-24 TTM Q2-24 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 344,886 $ 385,973 $ 393,101 $ 413,700 $ 411,312 $ 400,367 $ 401,950 $ 419,795 $ 442,320 $ 454,782 Amortization of intangible assets 31,929 31,765 32,763 32,892 33,277 33,658 33,320 36,231 42,846 51,918 Change in fair value of earnout liabilities — — — — — — — — 941 (24,207) Other 6,889 9,996 15,429 20,018 26,421 24,999 36,450 36,101 33,813 38,811 Adjusted non-GAAP consolidated EFO $ 383,704 $ 427,734 $ 441,293 $ 466,610 $ 471,010 $ 459,024 $ 471,720 $ 492,127 $ 519,920 $ 521,304 GAAP EFO as a percentage of net sales 3.5% 3.7% 3.7% 4.0% 4.1% 4.1% 4.3% 4.6% 4.8% 5.0 % Adjusted non-GAAP EFO as a percentage of net sales 3.9% 4.1% 4.2% 4.5% 4.7% 4.7% 5.0% 5.4% 5.6% 5.8%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 364 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data TTM Q1-22 TTM Q2-22 TTM Q3-22 2022 TTM Q1-23 TTM Q2-23 TTM Q3-23 2023 TTM Q1-24 TTM Q2-24 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 232,808 $ 263,431 $ 265,264 $ 280,608 $ 273,949 $ 265,247 $ 268,178 $ 281,309 $ 298,364 $ 305,326 Amortization of intangible assets 31,929 31,765 32,763 32,892 33,277 33,658 33,320 36,231 42,846 51,918 Amortization of debt discount and issuance costs 9,141 6,128 3,079 — — — — — — — Change in fair value of earnout liabilities — — — — — — — — 941 (24,207) Other 6,889 9,996 15,429 20,018 26,421 24,999 36,450 36,101 33,813 38,811 Income taxes on non-GAAP adjustments (11,806) (11,843) (12,966) (13,306) (15,107) (15,061) (17,262) (18,016) (19,254) (16,956) Adjusted non-GAAP consolidated net earnings $ 268,961 $ 299,477 $ 303,569 $ 320,212 $ 318,540 $ 308,843 $ 320,686 $ 335,625 $ 356,710 $ 354,892 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 6.30 $ 7.15 $ 7.22 $ 7.66 $ 7.47 $ 7.22 $ 7.26 $ 7.55 $ 7.95 $ 8.05 Amortization of intangible assets 0.86 0.86 0.89 0.90 0.91 0.92 0.90 0.97 1.14 1.37 Amortization of debt discount and issuance costs 0.25 0.17 0.08 — — — — — — — Change in fair value of earnout liabilities — — — — — — — — 0.03 (0.64) Other 0.19 0.27 0.42 0.55 0.72 0.68 0.99 0.97 0.90 1.02 Income taxes on non-GAAP adjustments (0.32) (0.32) (0.35) (0.36) (0.41) (0.41) (0.47) (0.48) (0.51) (0.45) Impact of benefit from note hedge 0.33 0.36 0.35 0.36 0.40 0.45 0.57 0.68 0.77 0.82 Adjusted non-GAAP diluted EPS $ 7.61 $ 8.49 $ 8.61 $ 9.11 $ 9.09 $ 8.86 $ 9.25 $ 9.69 $ 10.28 $ 10.17 Shares used in diluted EPS calculation 36,933 36,855 36,753 36,620 36,676 36,731 36,946 37,241 37,548 37,930 Impact of benefit from note hedge (1,612) (1,583) (1,501) (1,466) (1,624) (1,868) (2,264) (2,619) (2,848) (3,050) Shares used in Adjusted non-GAAP diluted EPS calculation 35,321 35,272 35,252 35,154 35,052 34,863 34,682 34,622 34,700 34,880

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 374 Financial Results by Offering Category US Dollars in $000s Q2-22 Q3-22 Q4-22 FY 2022 Q1-23 Q2-23 Q3-23 Q4-23 FY 2023 Q1-24 Q2-24 Consolidated IEI by Offering Category Hardware $ 1,731,116 $ 1,572,275 $ 1,473,916 $ 6,450,895 $ 1,328,845 $ 1,310,273 $ 1,301,155 $ 1,148,664 $ 5,088,937 $ 1,134,727 $ 1,172,641 Software 618,126 596,922 645,145 2,496,892 638,800 635,336 588,999 679,316 2,542,451 829,228 553,794 Total Products 2,349,242 2,169,197 2,119,061 8,947,787 1,967,645 1,945,609 1,890,154 1,827,980 7,631,388 1,963,955 1,726,435 Agent Services 168,373 138,617 159,546 592,585 143,543 178,948 154,168 188,305 664,964 183,634 197,798 Insight Delivered Services 225,762 226,540 224,003 890,819 212,759 225,039 221,964 219,726 879,488 231,896 237,429 Total Services 394,135 365,157 383,549 1,483,404 356,302 403,987 376,132 408,031 1,544,452 415,530 435,227 Total Net Sales $ 2,743,377 $ 2,534,354 $ 2,502,610 $ 10,431,191 $ 2,323,947 $ 2,349,596 $ 2,266,286 $ 2,236,011 $ 9,175,840 $ 2,379,485 $ 2,161,662 Product Cost $ 2,135,895 $ 1,956,679 $ 1,911,469 $ 8,111,252 $ 1,772,729 $ 1,749,448 $ 1,697,543 $ 1,639,458 $ 6,859,178 $ 1,771,584 $ 1,536,270 Services Cost 169,593 178,417 170,582 683,372 159,903 166,958 159,873 160,403 647,137 166,973 172,027 Total Cost of Goods Sold $ 2,305,488 $ 2,135,096 $ 2,082,051 $ 8,794,624 $ 1,932,632 $ 1,916,406 $ 1,857,416 $ 1,799,861 $ 7,506,315 $ 1,938,557 $ 1,708,297 Product Gross Profit $ 213,347 $ 212,518 $ 207,592 $ 836,535 $ 194,916 $ 196,161 $ 192,611 $ 188,522 $ 772,210 $ 192,371 $ 190,165 Services Gross Profit 224,542 186,740 212,967 800,032 196,399 237,029 216,259 247,628 897,315 248,557 263,200 Total Gross Profit $ 437,889 $ 399,258 $ 420,559 $ 1,636,567 $ 391,315 $ 433,190 $ 408,870 $ 436,150 $ 1,669,525 $ 440,928 $ 453,365 % of Total Net Sales Hardware 63% 62% 59% 62% 57% 56% 57% 51% 55% 48% 54 % Software 23% 24% 26% 24% 27% 27% 26% 30% 28% 35% 26 % Total Products 86% 86% 85% 86% 85% 83% 83% 82% 83% 83% 80 % Agent Services 6% 5% 6% 6% 6% 8% 7% 8% 7% 8% 9 % Insight Delivered Services 8% 9% 9% 9% 9% 10% 10% 10% 10% 10% 11 % Total Services 14% 14% 15% 14% 15% 17% 17% 18% 17% 17% 20% % of Total Services Net Sales Agent Services 43% 38% 42% 40% 40% 44% 41% 46% 43% 44% 45 % Insight Delivered Services 57% 62% 58% 60% 60% 56% 59% 54% 57% 56% 55 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 384 Cloud Gross Profit Reconciliation US Dollars in $000s Q2-22 Q3-22 Q4-22 FY 2022 Q1-23 Q2-23 Q3-23 Q4-23 FY 2023 Q1-24 Q2-24 Cloud Gross Profit Reconciliation Cloud Gross Profit* $ 94,590 $ 75,611 $ 85,651 $ 315,528 $ 84,132 $ 105,210 $ 89,005 $ 121,478 $ 399,825 $ 106,993 $ 129,933 Cloud Services Gross Profit** 8,321 6,827 5,238 24,465 3,639 9,536 7,392 8,412 28,979 9,703 9,013 Cloud and Cloud Services Gross Profit*** $ 102,911 $ 82,438 $ 90,889 $ 339,993 $ 87,771 $ 114,746 $ 96,397 $ 129,890 $ 428,804 $ 116,696 $ 138,946 * Reported in agent services gross profit ** Includes managed cloud services and certain partner cloud incentive fees and reported in Insight Core services gross profit *** Reported in services gross profit

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 394 Convertible Senior Notes (Illustrative example) • Insight Convertible Senior Notes - $350 million principal • Required to settle the convertible notes principal/par value in cash • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”) • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12) • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution * Non-GAAP additional dilution * $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,182,606 (1,182,606) — 1,182,606 — $ 103.12 Warrants strike price 1,729,056 (1,729,056) — 1,729,056 — $ 120.00 Example average quarterly stock price 2,206,493 (2,206,493) 720,658 2,927,151 720,658 $ 140.00 Example average quarterly stock price 2,623,160 (2,623,160) 1,349,587 3,972,747 1,349,587 $ 150.00 Example average quarterly stock price 2,789,827 (2,789,827) 1,601,158 4,390,985 1,601,158 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $120] $120 average share price for quarter 5,123,160 $ 16.88 $ 86,478,941 720,658 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter